Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dennis Irwin, as Chief Financial Officer of Best Energy Services, Inc., certify, pursuant to and solely for the purpose of Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) The Quarterly Report on Form 10-Q for the period ended September 30, 2009 (the “Report”), which this statement accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of best Energy Services, Inc. as of the .

/s/ Dennis Irwin
Dennis Irwin
Chief Financial Officer
May 17, 2010